Accounts receivable, net - Non current amounts (Details) - Mar. 31, 2020 ¥ in Thousands, $ in Thousands	USD ($)	CNY (¥)
Non-current accounts receivable
2022	$ 5,057	¥ 35,809
2023	6,086	43,095
2024	5,277	37,366
2025	4,807	34,039
2026 and thereafter	13,578	96,143
Non-current gross accounts receivable due for payment	34,805	246,452
Less: Unearned interest	(2,118)	(15,000)
Total non-current accounts receivable	$ 32,687	¥ 231,452